Exhibit 99.1

Committed to Enhancing Shareholder Value Credit Suisse 2006 Energy Summit February 1, 2006

Forward-Looking Statements Except for historical information contained herein, the statements in this presentation are forward-looking statements that are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements, and the business prospects of Pioneer are subject to a number of risks and uncertainties, which may cause the Pioneer's actual results in future periods to differ materially from the forward-looking statements. These risks and uncertainties include, among other things, volatility of oil and gas prices, product supply and demand, competition, government regulation or action, international operations and associated international political and economic instability, litigation, the costs and results of drilling and operations, availability of drilling equipment, Pioneer's ability to replace reserves, implement its business plans (including its plans to complete certain asset divestments and to repurchase stock at favorable prices) or complete its development projects as scheduled, access to and cost of capital, uncertainties about estimates of reserves, quality of technical data, environmental and weather risks, acts of war or terrorism. These and other risks are described in Pioneer's 10-K and 10-Q Reports and other filings with the Securities and Exchange Commission. This Presentation does not constitute an offer of any securities for sale. Please see the Appendix to this presentation for certain definitions, reconciliations and other important information.

A Strategy For Profitable Growth Focusing on predictable oil and gas basins in North America that can deliver strong, consistent growth Represents ~90% of reserve base Lowering risk profile by expanding unconventional resource plays and reducing exploration capital Building significant acreage positions at attractive entry cost Continuing to selectively progress international opportunities with core area potential

$1 billion share repurchase program Completed $641 MM of initial $650 MM share repurchase program (12.4 MM shares) 21.5 MM shares repurchased since Evergreen merger in Q3 2004 Additional $350 MM share repurchase planned after asset divestitures completed Divestment of TDF (southern Argentina) Broadened previously announced plan to include all of Pioneer's Argentine assets Purchase & sale agreement signed with Apache for $675 MM Closing expected during Q1 or early Q2 Divestment of Deepwater GOM Bids due to Randall & Dewey in January Evaluation of bids and follow-up negotiations underway 2006 capital program being developed to reflect reallocation of deepwater GOM and Argentina capital to North America onshore drilling (development inventory and new resource plays) Strategic Initiatives Update

Deepwater Gulf of Mexico Divestment Rationale Escalating rig costs Opportunity to reduce exploration risk and production volatility New exploration prospects in West Africa and Alaska provide more attractive alternatives Attractive market valuations based on recent transactions Argentina Divestment Rationale Low margins Government-controlled pricing Modest production growth Deepwater GOM and Argentina Divestiture Impacts 2006 Estimated Production ~30 MBOEPD from Deepwater Gulf of Mexico ~32 MBOEPD from Argentina Current Reserves 101 MMBOE proved reserves from Argentina ~50 MMBOE proved and probable reserves from Deepwater GOM plus 90 blocks

Increasing North America Onshore Focus Aggressive development of multi-year, low-risk opportunities Commercialization of discoveries in Alaska Adding new conventional tight gas plays Expanding unconventional CBM plays in Rockies and Canada Bolt-on acquisitions in core areas Expanding High-Return Growth Opportunities

Alaska Awaiting regulatory approvals on Oooguruk Commenced drilling on 3 North Slope exploration wells Cosmopolitan 3-D shoot completed Chinchaga ~50 wells planned during winter drilling season Horseshoe Canyon 180 well program in 2006 4 horizontal Mannville CBM wells Spraberry Doubling rig count in 2006 Continuing to add acreage Onshore Gulf Coast Adding 2 rigs in South Texas Continuing to add acreage Rockies 300 well program underway in Raton for 2006 Uinta Basin Castlegate horizontal CBM test Entrada gas test Piceance Basin Columbine Springs CBM pilot Sand Wash Basin Lay Creek CBM test Continuing to add acreage Expanding High-Return Growth Opportunities

Spraberry and South Texas Will Anchor Growth South Texas IRR IRR @ $45 /$6.50 @ Strip(1) Spraberry 25% 45% South Texas 65% 85% 1) Strip price as of August 2005: $65 / $9 Spraberry Spraberry Pioneer's largest asset 25 years of operating experience Over 2,000 locations in inventory Doubling rig count in 2006 South Texas Tripling rig count in 2006 Successful Pawnee extension adds to multi-year drilling inventory Continuing to add acreage

Edwards Trend Provides Significant Upside

Edwards Trend

- Pioneer-operated Pawnee field on trend
  - ~200 BCF produced in the Pawnee field to date
- Large and growing acreage position
  - ~160,000 acres acquired over the past 12 months
- First exploration well was successful in late 2005; currently producing 1.5 MMCFPD
- At least 20 exploration / development wells planned for 2006
  - First well underway
  - Leveraging PXD's horizontal drilling expertise in the area
  - 2 new-build rigs secured to execute plan; first due in April; second by mid-year
  - Expect to add a third rig during 2H '07
- Resource potential exceeds 1 TCF

Edwards Geology

- Tight gas limestone reservoir
- Narrow band of dry gas fields extending 250 miles
- Production depths ranging 9,500 ft - 14,000+ ft
- Over 1 TCF produced by industry to-date



Fayette
Guadalupe
Gonzalez
Colorado
Lavaca
Wilson
Atascosa
Dewitt
Karnes
SW Kenedy
Goliad
Bee
LaSalle
McMullen
Live Oak
Pawnee
310 BCF
Washburn
Existing Gas Fields
PXD Fields
PXD Focus Area

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Raton Expansion Continues 289 wells drilled in 2005 50% increase over 2004 300 well program underway for 2006 Strong IRRs ~25% @ $6.50 gas ~45% @ August strip ($9 gas) 2005 production increased 5% from 2004 Anticipated production growth curtailed due to CIG pipeline limitations CIG capacity expansion in October supported growth from 140 MMCFPD to ~148 MMCFPD at year end New Mexico Colorado Raton Basin

Evaluating Uinta / Piceance / Sand Wash Basin

- 300,000+ gross acres
- Primarily undeveloped
- Focusing efforts in 4 plays
  - Columbine Springs CBM in Piceance Basin
    - Conventional CBM play
    - Multiple pilot programs
  - Castlegate CBM in Uinta Basin
    - Strong gas saturation, testing permeability
    - Drilling 1 horizontal well, several verticals
  - Entrada gas play in Uinta Basin
    - Multiple dune complexes
    - Utilizing 3-D seismic in 2 exploratory wells
  - Lay Creek CBM in Sand Wash Basin
    - Multiple pilot programs


Columbine Springs
Lay Creek
Castlegate
Sand Wash Basin
Uinta Basin
Piceance Basin
Entrada
Utah
Colorado

Each Pilot Program Could Generate Several Years of Development Inventory

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Operator, 50% WI 2006 Plans Refracing wells in prior operator's pilots Isolating individual coal seams Reducing water handling 2 to 3 additional pilots planned Leveraging Raton technical capability and experience Streamlining permitting Majority of acreage outside of BLM lands Evaluate pilot results for project sanction in late 2006 Greater than 1 TCF of resource potential Lay Creek - The Next Raton? High pressure pipeline <100 ft. Coal thickness >100 ft. Coal thickness '06 Pilots 2 Existing Pilots PXD CBM Comparison PXD CBM Comparison PXD CBM Comparison Lay Creek Raton Acreage 114,000 300,000 Net Coal (ft.) 50 - 150 15 - 40 Depth (ft.) 1000 - 5000 650 - 4500 Gas-In-Place Per Section (BCF) 15 - 45 6 - 15 Nearby APC Atlantic Rim CBM analogue

Canada CBM Value Being Unlocked Canada CBM Value Being Unlocked Horseshoe Canyon 67,000 gross acres with ~500 locations Drilled 158 wells during 2H'05 ~60 wells producing Average production rates ~115 MCFPD per well Strong IRRs ~50% @ $6.50 gas ~100+% @ August strip ($9 gas) Planning ~200 well program for 2006 Mannville 63,000 gross acres 4 horizontal test wells planned for 2006

BEAUFORT SEA National Petroleum Reserve - Alaska (NPR-A) Significant Growth Opportunities in Alaska TAPS Storms Exploration PXD 50% WI (Op) 130,000 acres 1-2 wells in 2006 NPR-A Exploration PXD 20% - 30% WI 1.4 million acres Total Pioneer 1.6 million acres 1.6 million acres 1.6 million acres Anchorage Beaufort Sea Oooguruk Discovery PXD 70% WI (Op) 53,000 acres Prudhoe Bay 13 BBO Kuparuk River 2.5 BBO Cosmopolitan Discovery PXD 10% WI? option to 50% 25,000 acres in Cook Inlet Central North Slope Satellites Cronus - PXD 90% WI (Op) Antigua - PXD 33% WI Both wells in 2006

2003 Drilled 3 wells Ivik well tested 1,300 BOPD from Nuiqsut formation 2004 Secured farmout from COP on adjacent acreage Completed initial commercial evaluation 2005 Moving project to go- forward decision: Island, pipeline and rig design FEED quality cost estimates Permitting underway ENI joined project 2006 - 2008 (Assuming no permitting delays) Build gravel island Fabricate rig Install offshore pipeline Begin development drilling First oil (2008) Actively Progressing Oooguruk

Tunisia Shooting additional seismic in Q1'06 Expect to increase drilling program in 2006 West Africa Nigeria Block 256 well spud in January Nigeria Block 320 3-D seismic completed in January South Africa PetroSA BOD approved South Coast Gas Project in December First of 7 development wells to spud during first week of February Progressing Growth Opportunities in Africa Balanced portfolio of near-term production adds and longer-term exploration upside

Over 5 million net acres 8 successful wells drilled to date in Adam Concession Producing over 15,000 BOPD gross Commenced gas deliveries Expanded production capacity Potential for significant field expansion beyond inventory of identified prospects Planning to shoot additional seismic early 2006 Increasing drilling program in 2006 from one to two rigs Tunisia Algeria Libya El Hamra PXD 50% WI (Op) Anaguid PXD 45% WI Jenin Nord PXD 45% WI Borj El Khadra PXD 40% WI Adam Concession PXD 24% WI Growing Production in North Africa

PXD 45% WI PetroSA Board approved initial 2007 - 2012 development phase 7 well subsea tie-back to existing F-A platform Currently reinjecting 90 MMCFPD from Sable Development drilling to commence during first week of February First sales second half of 2007 Production expected to average 100 MMCFPD through 2012 Subsequent development phases to follow post 2012 Ultimate recoverable reserves expected to exceed 300 BCFE Block 9 Mossel Bay Synfuels Plant F-A Pipeline to Shore Sable F-A ATLANTIC OCEAN Cape Town Mossel Bay Block 9 Cluster A Cluster C Cluster B Cluster D Cluster E South African Gas Project Sanctioned

Significant Growth Opportunities in West Africa Nigeria Malabo Lagos Port Harcourt Wari 320 Equatorial Guinea 256 H PXD Interests >250 MMBOE Discoveries Shell "Big Cat" Discoveries (July 2005) Expect to drill at least 4 exploration wells from 2006 - 2007 Nigeria OPL 320, technical operator PXD 51% WI 3-D seismic acquisition complete 1st well in 2006 Shell logged 140 meters of oil pay in adjacent OPL 322 (12 km away from permit boundary) OPL 256 Pina well spudded Shell logged 120 meters of oil pay in adjacent OPL 245 (1 km away from permit boundary) Equatorial Guinea Block H PXD 50% WI Drilling well in 2006

Pioneer - 2006 and Beyond North American foundation assets represent ~90% of proved reserves Extensive development drilling program in core areas provides continued growth Adding extensive unconventional CBM and tight gas resource plays in North America Continue bolt-on acquisitions Several discovered resources being commercialized South Africa Gas sanctioned Oooguruk / Cosmopolitan in Alaska moving toward sanction Retaining significant exploration upside West Africa Alaska Reduced risk profile after exiting Deepwater GOM and Argentina More predictable production profile Lower exploration spending Higher margins per BOE A Smaller, Focused Company with a Stronger Platform for Growth

Certain Reserve & Production Information The U.S. Securities and Exchange Commission (the "SEC") permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Pioneer uses certain terms in this presentation, such as "recoverable reserves" and "resource potential" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC's guidelines prohibit Pioneer from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by Pioneer.